Exhibit 3.8

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:09 PM 07/28/2010
FILED 09:09 PM 07/28/2010
SRV 100782103 - 4853917 FILE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

TRI POINTE HOMES, LP

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, Title 6 Delaware Code, Chapter 17, does hereby certify as follows:

1.	The name of the limited partnership (the “Partnership”) is TRI Pointe Homes, LP.

2.	The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name and address of the registered agent of the Partnership in the State of Delaware are The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.	The name and mailing address of the sole general partner of the Partnership are as follows:

TPH No. 1, Inc.

20201 SW Birch Street, Suite 100

Newport Beach, California 92660

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of TRI Pointe Homes, LP, as of July 27, 2010.

TPH NO. 1, INC., a Delaware corporation, General Partner

By:	/s/ Douglas F. Bauer
Douglas F. Bauer
	Its:	Chairman and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:47 PM 07/29/2010
FILED 06:40 PM 07/29/2010
SRV 100786409 - 4853917 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF LIMITED PARTNERSHIP

OF

TRI POINTE HOMES, LP

The undersigned, desiring to amend the Certificate of Limited Partnership of TRI Pointe Homes, LP, pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership (the “Partnership”) is: TRI Pointe Homes, LP.

SECOND: Article 3 of the Certificate of Limited Partnership of TRI Pointe Homes, LP, is hereby deleted in its entirety and the following is substituted in lieu thereof:

“3. The name and address of the sole general partner of the Partnership are as follows:

TPH Investments, Inc.

20201 SW Birch Street, Suite 100

Newport Beach, California 92660

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Limited Partnership of TRI Pointe Homes, LP, as of July 29, 2010.

TPH INVESTMENTS, INC., a Delaware corporation, General Partner

By:	/s/ Douglas F. Bauer
Douglas F. Bauer
	Its:	Chairman and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:55 PM 08/16/2010
FILED 01:44 PM 08/16/2010
SRV 100831001 - 4853917 FILE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF LIMITED PARTNERSHIP

OF

TRI POINTE HOMES, LP

The undersigned, desiring to amend the Certificate of Limited Partnership of TRI Pointe Homes, LP, pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

1. The name of the limited partnership (the “Partnership”) is TRI Pointe Homes, LP.

2. Article 1 of the Certificate of Limited Partnership of TRI Pointe Homes, LP, is hereby deleted in its entirety and the following is substituted in lieu thereof:

“1.	The name of the Partnership is TRI Pointe Operating, LP.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Limited Partnership of TRI Pointe Homes, LP, as of August 16, 2010.

TPH INVESTMENTS, INC., a Delaware corporation, General Partner

By:	/s/ Douglas F. Bauer
Douglas F. Bauer
	Its:	Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:29 PM 09/27/2010
FILED 10:09 PM 09/27/2010
SRV 100945991 - 4853917 FILE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF LIMITED PARTNERSHIP

OF

TRI POINTE OPERATING, LP

(FORMERLY KNOWN AS TRI POINTE HOMES, LP)

The undersigned, desiring to amend the Certificate of Limited Partnership of TRI Pointe Operating, LP (formerly known as TRI Pointe Homes, LP), pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

1. The name of the limited partnership (the “Partnership”) is TRI Pointe Operating, LP. The Partnership was formerly known as TRI Pointe Homes, LP.

2. Article 1 of the Certificate of Limited Partnership is hereby deleted in its entirety and the following is substituted in lieu thereof:

“1.	The name of the Partnership is TRI Pointe Contractors, LP.”

Article 3 of the Certificate of Limited Partnership is hereby deleted in its entirety and the following is substituted in lieu thereof:

“3.	The name and address of the sole general partner of the Partnership are as follows:

Tri Pointe Communities, Inc.

20201 SW Birch Street, Suite 100

Newport Beach, California 92660

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Limited Partnership of TRI Pointe Operating, LP (formerly known as TRI Pointe Homes, LP), as of September 27, 2010.

TRI POINTE COMMUNITIES, INC., a Delaware corporation, General Partner

By:	/s/ Douglas F. Bauer
Douglas F. Bauer
	Its:	Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:00 AM 04/09/2012
FILED 08:00 AM 04/09/2012
SRV 120412896 - 4853917 FILE

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is TRI Pointe Contractors, LP (the “Partnership”)

SECOND: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

“3.	The address of the sole general partner, TRI Pointe Communities, Inc., is as follows:

19520 Jamboree Road, Suite 200, Irvine, California 92612

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 28th day of March, A.D. 2012.

TRI POINTE COMMUNITIES, INC.

By:	/s/ Michael D. Grubbs
General Partner(s)

Michael D. Grubbs
Name:	Chief Financial Officer
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State of Delaware
Secretary of State
Division of Corporations
Delivered 10:10 AM 05/07/2014
FILED 09:28 AM 05/07/2014
SRV 140577399 - 4853917 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED PARTNERSHIP

The limited partnership organized and existing under the Limited Partnership Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited partnership is TRI POINTE CONTRACTORS, LP.

2. The Registered Office of the limited partnership in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited partnership may be served is Corporation Service Company.

By: Tri Pointe Communities, Inc., its general partner

By:	/s/ Dona Priebe
General Partner

Name:	Dona Priebe, Vice President
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